UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2026

SafeSpace Global Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-36564	85-1173741
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 S. Weisgarber Road Knoxville, TN	37919
(Address of principal executive offices)	(Zip Code)

(865) 237-4448

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SSGC	OTCID Bulletin Board

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

SafeSpace Global Corporation (“SafeSpace” or the “Company”) (OTCID: SSGC), today officially opened the SafeSpace Global Tennessee AI Center of Excellence (AiCE), a first-of-its-kind facility dedicated to the research, development, and commercialization of AI-powered physical safety technology designed to save lives.

The grand opening ceremony, held at Stocking 51, 5016 Centennial Blvd., Nashville, Tennessee, will be attended by representatives from the office of U.S. Senator Marsha Blackburn, the Nashville Chamber of Commerce, investors, board members, media, clients and strategic partners. The event will include a live product demonstration of SafeSpace’s AI-powered physical safety platform, keynotes from members of the office of Senator Blackburn and the Nashville Chamber of Commerce, a ribbon-cutting ceremony, and private reception.

The Company also expects to use the Investor Presentation at this venue as well as from time to time thereafter in connection with presentations to potential investors, industry analysts and others. The Investor Presentation is available under the “Invest” tab on the Company’s website, located at https://safespaceglobal.ai.

A copy of the Investor Presentation is also attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company anticipates that future investor presentations will routinely be made available both at the website location referenced above and through an Item 7.01 Current Report on Form 8-K.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report or the Investor Presentation that is required to be disclosed solely by reason of Regulation FD.

The information contained in the Investor Presentation is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
99.1	SafeSpace Global Nashville Grand Opening Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SafeSpace Global Corporation

	By:	/s/ Scott M. Boruff
Date: May 1, 2026		Scott M. Boruff
Chief Executive Officer